UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 000-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and ZIP CODE)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2017, the Board of Directors of Host Hotels & Resorts, Inc., a Maryland corporation (the “Company”), approved an amended and restated form of indemnification agreement for its directors and officers, referred to herein as the Amended Form Agreement. The Amended Form Agreement is substantially similar to the form of indemnification agreement previously adopted by the Company, subject to certain changes described below. Both the Amended Form Agreement and the prior agreement generally provide for indemnification and advancement of expenses to the maximum extent permitted by Maryland law for claims, suits or proceedings arising out of a director’s or officer’s service to the Company. The primary changes to the Amended Form Agreement include the following:

Definition of Proceedings: The Amended Form Agreement expands the definition of the term “Proceeding” to include additional types of proceedings, such as a demand letter or discovery request.

Limits on Indemnification: The Amended Form Agreement clarifies certain limited instances in which an indemnitee is not entitled to indemnification. As revised, if the indemnitee is adjudged to be liable to the Company, the loss of entitlement to indemnification will only occur upon a final adjudication that is not subject to further appeal.

Indemnification for Expenses of an Indemnitee Who is Wholly or Partially Successful: The Amended Form Agreement clarifies that the rights to indemnification provided for in certain sections of the Amended Form Agreement do not limit the rights to indemnification provided for elsewhere in the Amended Form Agreement.

Insurance: The Amended Form Agreement expands the Company’s obligation to use reasonable best efforts to maintain insurance. The Amended Form Agreement provides that, after a Change in Control (as defined in the Amended Form Agreement), the Company must maintain the same level of insurance with the same insurance carrier (or an insurer rated the same or better than the existing insurer) as existed at the time of the Change in Control for at least six years following a Change in Control (or as nearly the same as can be obtained for 250% of the current premium amount). The Amended Form Agreement also adds a requirement that an indemnitee reasonably cooperate with the Company or any insurance carrier.

Contribution: The Amended Form Agreement provides that if the Company is obligated to provide indemnification and such indemnification is unavailable for reasons other than a violation of the standard of conduct required for indemnification under Maryland law or one of the other prohibitions on indemnification provided for in the Amended Form Agreement, and the indemnitee and the Company are jointly liable in any proceeding, then the Company must pay the entire amount otherwise payable by the indemnitee in such proceeding and waives any right to contribution from the indemnitee.

The foregoing summary of the Amended Form Agreement is qualified in its entirety by reference to the Amended Form Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 18, 2017, the Company announced that, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, the Board increased its size from ten to eleven directors and elected Mr. A. William Stein to the Board of Directors effective July 18, 2017 to serve until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified. Mr. Stein was also appointed to serve on the Audit Committee, effective August 15, 2017.

Mr. Stein currently serves as Chief Executive Officer and a director of Digital Realty Trust, Inc. Prior to being named Chief Executive Officer in 2014, he held the roles of Interim Chief Executive Officer from March 2014 to November 2014, Chief Financial Officer from July 2004 until April 2015, and Chief Investment Officer from July 2004 until April 2014. Prior to joining Digital Realty, Mr. Stein provided turnaround management advice to both public and private companies. From 2000 to 2001, Mr. Stein served as Co-Head of VentureBank@PNC and Media and Communications Finance at The PNC Financial Services Group. Before joining PNC, Mr. Stein was President and Chief Operating Officer of TriNet Corporate Realty Trust, a real estate investment trust, which was acquired by Starwood Financial Trust (now called iStar Financial) in 1999. Prior to being named President of TriNet, Mr. Stein was its Executive Vice President, Chief Financial Officer and Secretary. Mr. Stein has served on the Executive Board of the National Association of Real Estate Investment Trusts (NAREIT) since November 2015, and is a member of the Fisher Center for Real Estate & Urban Economics Policy Advisory Board. He is also a member of the University of Pittsburgh Chancellor’s Global Advisory Council (CGAC). Mr. Stein received an A.B. from Princeton University, a J.D. from the University of Pittsburgh and a M.S. with Distinction from the Graduate School of Industrial Administration at Carnegie Mellon University.

The Board of Directors determined that Mr. Stein is independent under (a) Section 303A.02 of the New York Stock Exchange Listed Company Manual, and (b) the “Director Independence Guidelines” of the Corporate Governance Guidelines of the Company. In connection with his appointment, the Company will enter into an indemnification agreement with Mr. Stein, substantially in the form of the indemnification agreement referred to above.

Mr. Stein will receive the same fees for his service as our other independent directors, which fees were disclosed in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders. Annual cash compensation will be pro-rated from the date of Mr. Stein’s election to the Board. In addition, the Nominating and Corporate Governance Committee recommended, and the Board approved, an award of common stock units equaling the prorated annual stock award amount to be credited to a deferred stock unit account established for Mr. Stein. The number of stock units was calculated by dividing the pro-rated annual stock award amount of $125,000 by the fair market value of the Company’s common stock on the date of Board approval, July 17, 2017.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

Exhibit 10.1	Form of Director and Officer Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2017	HOST HOTELS & RESORTS, INC.

	By:	/s/ BRIAN G. MACNAMARA
		Name:	Brian G. Macnamara
		Title:	Senior Vice President & Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2017	HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC., its general partner

	By:	/s/ BRIAN G. MACNAMARA
		Name:	Brian G. Macnamara
		Title:	Senior Vice President & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director and Officer Indemnification Agreement.